Exhibit 10.25
THIRD LOAN MODIFICATION AND EXTENSION AGREEMENT
THIS THIRD LOAN MODIFICATION AND EXTENSION AGREEMENT (this “Agreement”) is executed as of December 29, 2023 and made effective as of December 22, 2023 (the “Effective Date”), by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), and KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower, and Legacy Town Center Borrower shall be hereinafter referred to, individually, as a “Borrower” and, collectively, jointly and severally, as “Borrowers”), KBS REIT PROPERTIES III, LLC, a Delaware limited liability company (the “Guarantor,” and together with the Borrowers, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (as hereinafter defined) (the “Administrative Agent”), and each “Lender” set forth on the signature pages to this Agreement.
RECITALS:
WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Loan Agreement dated as of November 3, 2021, as amended by that certain Loan Modification and Extension Agreement dated as of November 8, 2023 and made effective as of November 3, 2023, and as amended by that certain Second Loan Modification and Extension Agreement made effective as of November 17, 2023 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement), by and among Administrative Agent, each of the lenders from time to time party thereto (each, a “Lender” and collectively, “Lenders”), and Borrowers, Lenders made a loan (the “Loan”) to Borrowers in the original maximum principal amount of $613,200,000;
WHEREAS, the Loan is evidenced by, among other things, one or more promissory notes executed by Borrowers and payable to the order of each Lender in the amount of each Lender’s Commitment and collectively in the maximum principal amount of the Loan (such promissory notes, as increased, extended, consolidated, amended, restated, replaced, substituted, supplemented or otherwise modified from time to time, collectively, the “Note”);
WHEREAS, pursuant to the terms of the Loan Agreement, the Loan matured on December 22, 2023 and Borrowers failed to pay off the Loan, which failure constitutes a Default under the Loan Documents; (provided such Default is being waived by the Administrative Agent and Lenders as of the Effective Date as provided below);
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents (as hereinafter defined) are secured by, among other things, the Security Instruments covering certain real property and improvements thereon, more particularly described in the Security Instruments (collectively, the “Property”);
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are guaranteed by Guarantor pursuant to an Amended and Restated Guaranty Agreement dated November 3, 2021 (as amended, supplemented, modified, restated or renewed from time to time, the “Guaranty”); and

WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are hereinafter collectively called the “Obligations;” the Note, the Security Instruments, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents;” and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Administrative Agent and/or Lenders with respect thereto are hereinafter collectively called the “Liens.”
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders now agree to extend the maturity date of the Loan, and to make certain other modifications to the Loan Documents, all as more specifically set forth below.
1.Recitals. The parties hereto acknowledge and agree that the recitals set forth above are true and correct and are incorporated herein by this reference; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth. Capitalized terms used herein but not defined shall have the meanings given to them in the Loan Agreement.
2.Maturity Date. All of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, shall be due and payable in full on February 6, 2024 (the “Maturity Date”). Any reference to “Maturity Date” in the Loan Agreement and other Loan Documents shall be deemed to mean February 6, 2024. Borrowers have no further options to extend the Maturity Date (and any prior extension options have been terminated).
3.No Releases or Reconveyances of Properties. Notwithstanding anything to the contrary in the Loan Documents, no release or reconveyance of any Property pursuant to Section 9.31 of the Loan Agreement shall be permitted on or prior to the Maturity Date.
4.Cash Sweep.
(a)On January 20, 2024, and continuing on the twentieth (20th) day of each month thereafter during the term of the Loan (each, a “Sweep Date”), Borrowers shall deliver to Administrative Agent 100% of Excess Cash Flow (defined below) from the prior calendar month by depositing such funds directly into a cash collateral account in the name of Borrowers and subject to the provisions set forth below (a “Cash Sweep Collateral Account”). Borrowers shall deliver to Administrative Agent on or before each Sweep Date, a detailed calculation of Excess Cash Flow to be deposited on the applicable Sweep Date in a form satisfactory to Administrative Agent, together with an income statement, operating statement, rent roll, and such other supporting statements, information and documentation that Administrative Agent may request to verify Borrowers’ calculation of Excess Cash Flow.
(b)Prior to the Sweep Date, Borrowers shall establish the Cash Sweep Collateral Account with Administrative Agent for the deposit of the monthly payments of Excess Cash Flow. Borrowers shall maintain the Cash Sweep Collateral Account at all times. All interest (if any) earned on sums on deposit in the Cash Sweep Collateral Account shall be credited to such account. Borrowers agree that they shall include all interest and earnings on any such deposit as its income (and, if any Borrower is a partnership or other pass-through entity, the income of its partners, members or beneficiaries, as the case may be), and shall be the owner of all funds on deposit in the Cash Sweep Collateral Account for federal and applicable state and local tax purposes. Borrowers hereby assign, pledge, and grant to Administrative Agent, for the ratable benefit of the Lenders, a first-priority security interest in and lien on the Cash

Sweep Collateral Account and all amounts from time to time held in or credited to the Cash Sweep Collateral Account, and any proceeds thereof, as security for Borrowers’ Obligations. Administrative Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of California with respect to the Cash Sweep Collateral Account and the funds from time to time held therein. Subject to the terms and conditions of this Section and the other provisions of the Loan Documents, the Cash Sweep Collateral Account shall be subject to the sole dominion, control and discretion of Administrative Agent, but Administrative Agent shall have no fiduciary duty with respect to such account or any funds on deposit therein. The parties further acknowledge and agree that California constitutes the "Administrative Agent's jurisdiction" with respect to the perfection, the effect of perfection or nonperfection, and the priority of a security interest in a deposit account maintained at a bank under Section 9304(b)(1) of the UCC. Administrative Agent will at all times have "control" of the Cash Sweep Collateral Account and all assets now or hereafter credited to any such account within the meaning of Section 9106 of the UCC or Section 9104(a) of the UCC for purposes of maintaining its first and prior perfected security interest in such accounts. All funds in the Cash Sweep Collateral Account shall be used in compliance with the terms, covenants, conditions and provisions of this Agreement. Under no circumstance may funds be withdrawn from the Cash Sweep Collateral Account without the prior written consent of Administrative Agent and if funds are withdrawn from the Cash Sweep Collateral Account in a larger amount than is approved by Administrative Agent, Borrowers shall promptly return the excess to the Cash Sweep Collateral Account upon written request by Administrative Agent. Upon the repayment of the Loan in full, all of the funds then remaining in the Cash Sweep Collateral Account shall be promptly remitted by Administrative Agent to Borrowers.
(c)Administrative Agent shall have the right to withdraw funds from time to time held in a Cash Sweep Collateral Account as follows: (i) if a Default has occurred and is then-continuing or upon the occurrence of the Maturity Date, Administrative Agent may, in its sole discretion, withdraw and apply any funds held in a Cash Sweep Collateral Account to any of the then-due and payable Obligations (whether as a result of acceleration or otherwise); or (ii) if requested by Borrowers or to the extent necessary to preserve the value of the Properties and not otherwise paid by Borrowers prior to delinquency (and regardless of whether a Default is then-continuing), Administrative Agent may, in its sole discretion, withdraw funds from a Cash Sweep Collateral Account for the purpose of paying any costs and/or expenses related to the Properties (such funds to be disbursed to Borrowers or paid directly to the applicable party entitled thereto, as determined by Administrative Agent in its sole discretion).
(d)For purposes hereof, “Excess Cash Flow” means, for any calendar month, an amount equal to: (a) actual gross revenues of Borrowers for such calendar month attributable to the Projects (including, without limitation, all rentals, service and other fees or charges, license fees, parking fees and other revenues and cash payments of any kind received by the Borrowers), less (b) an amount equal to (i) actual operating expenses paid by Borrowers during such calendar month and attributable to the Projects, as reasonably approved by Administrative Agent (provided, that such calculation shall exclude depreciation, amortization, other non-cash items and any amounts payable to affiliates of Borrowers (other than any Permitted REIT Expenses and Permitted Asset Management Fees (as such terms are defined below)), plus (ii) principal and interest paid with respect to the Credit Facility for such calendar month, plus (iii) any REIT-level general and administrative costs and expenses reasonably allocated to the Projects, in an amount not to exceed $1.60 per square foot per annum (collectively, “Permitted REIT Expenses”), plus (iv) asset management fees in an amount not to exceed 0.75% of the cost basis of the Properties per annum (“Permitted Asset Management Fees”), plus (v) any payments required to be made under any permitted interest rate protection agreements entered into by Borrowers.
5.Conditions Precedent to Closing. The obligation of Administrative Agent and Lenders to enter into this Agreement is subject to the satisfaction of the following conditions precedent:

(a)Administrative Agent’s receipt of this Agreement duly executed by Borrowers and Guarantor; and
(b)Borrowers shall have paid Administrative Agent, for the ratable benefit of the Lenders, a non-refundable work fee in the amount of $1,400,000; and
(c)Borrowers shall have paid to Administrative Agent, in immediately available funds, a principal paydown of the Loan in the amount of Five Million and No/100 ($5,000,000.00) (the “Required Principal Paydown”) and upon receipt thereof, the Aggregate Commitment will be permanently reduced by the amount of the Required Principal Paydown; and
(d)Borrowers shall have paid Administrative Agent all fees, commissions, costs, charges, taxes and other expenses incurred by Administrative Agent and its counsel in connection with this Agreement (including, but not limited to, reasonable fees and expenses of Administrative Agent’s counsel and all recording fees, taxes and charges) for which Administrative Agent has requested payment in writing (including by email) on or prior to the date hereof.
6.Balance. As of December 29, 2023, the aggregate outstanding principal balance of the Note is $606,288,000 (prior to taking into account the Required Principal Paydown).
7.Borrowers’ Representations and Warranties. Each Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents to be true, accurate and correct in all material respects as of the date of this Agreement to the extent such representations and warranties are not matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Loan Agreement that do not otherwise constitute a Default thereunder, including, without limitation, the execution of new Leases or new contracts that are not prohibited by the terms of the Loan Agreement or any other Loan Document. Each Borrower further represents and warrants that as of the Effective Date (a) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; (b) to each Borrower’s knowledge, no Default or Potential Default has occurred and is continuing; (c) each Borrower is a limited liability company which is duly organized and validly existing under the laws of the State of Delaware; (d) there have been no material changes in formation documents of any Borrower since the inception of the Loan; (e) the execution and delivery of this Agreement do not contravene, result in a breach of, or constitute a default under, any mortgage, loan agreement, indenture or other contract or agreement to which any Borrower is a party or by which any Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which any Borrower or any Property is subject; (f) this Agreement constitutes the legal, valid and binding obligations of each Borrower enforceable in accordance with its terms; (g) the execution and delivery of, and performance under, this Agreement are within each Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of any Borrower’s articles of organization or operating agreement or of any indenture, agreement or undertaking to which any Borrower is a party or by which it is bound.
8.Release.
(a)Borrowers and Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now may have against Administrative Agent, Lenders and their respective successors and assigns (collectively, the “Released Parties”) on account of any occurrence relating to the Loan, the Loan Documents and/or the property encumbered by the Security Instruments which accrued prior to the date hereof, including, but not limited to, any claim that Administrative Agent or any Lender (i) breached any obligation to Borrowers and/or Guarantor in connection with the Loan, (ii) was or is in any way involved with Borrowers and/or Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (iii) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (iv) failed to timely respond to any offers to cure any defaults under any document or agreement executed by Borrowers, Guarantor or any third party or parties in favor of Administrative Agent or any Lender (collectively, the “Released Claims”). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon Borrowers and Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders and their respective successors and assigns. The term “Released Parties” as used herein shall include, but shall not be limited to, the present and former officers, directors, employees, agents and attorneys of Administrative Agent and each Lender.
(b)Borrowers and Guarantor each agree and acknowledge that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the Released Claims and agree that the foregoing releases shall remain in full force and effect, notwithstanding the existence or nature of any such different or additional facts.
(c)Borrowers and Guarantor, each having consulted with counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:
Section 1542. (General Release – Claims Extinguished.) A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Borrowers and Guarantor each expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Borrowers and Guarantor have executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.
9.Course of Dealing. Administrative Agent, Lenders and Borrowers hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrowers, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrowers under any Loan Document or any amendment to any term or condition of any Loan Document. Without limiting the generality of the preceding sentence, the Obligors acknowledge and agree that the existence of the Cash Sweep Collateral Account at a time or at times after the Maturity Date shall not entail or imply that the term of the Loan is or will be extended beyond the Maturity Date. The Administrative Agent and the Lenders have no obligation to, and may not, extend the term of the Loan beyond the Maturity Date. The Obligors will not take any action or decline to or forbear from taking any action in reliance on an extension or modification of the Maturity Date that may not occur.
10.Renewal; Lien Continuation; No Novation. Borrowers hereby reaffirm the Obligations and promise to pay and perform all Obligations in accordance with the Loan Documents (as expressly modified by this Agreement). The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Loan Documents, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.
11.Default. A default under this Agreement shall constitute a default under the Note and other Loan Documents, subject to any applicable notice and cure or grace period expressly set forth in the Loan Documents.
12.Miscellaneous. To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the State of California and United States federal law; and © may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.
13.Reaffirmation of Guaranty; Maturity.
(a)Guarantor, by signature below as such, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with Administrative Agent and Lenders that the Guaranty is and shall continue in full force and effect for the benefit of Administrative Agent and Lenders with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims, counterclaims, cross-claims or defenses of Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty, except to the extent such representations and warranties are matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Guaranty that do not otherwise constitute a Default thereunder. Guarantor acknowledges that without this consent and reaffirmation, Administrative Agent and Lenders would not execute this Agreement or otherwise consent to its terms.
(b)Agent and Lenders hereby acknowledge and agree that any default that may have occurred under the Loan or under any Loan Document by virtue of the Loan not being repaid on the initial Maturity Date of November 3, 2023, or the extended Maturity Date of December 22, 2023, is hereby waived. The foregoing default waiver is being done as an accommodation only on a one-time basis, and Administrative Agent and Lenders have no obligation to agree to any future or additional waivers of any defaults (and may, for example, exercise all rights and remedies under the Loan Documents if the Loan is not fully paid on or before the Maturity Date).
14.Electronic Signatures. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Borrowers and Guarantor hereby agree that as soon as reasonably possible, Borrowers and Guarantor will provide an original of this Agreement to Administrative Agent that will include the wet signatures of Borrowers and Guarantor next to any Electronic Signatures.

15.Limited Recourse Provision. Neither Administrative Agent nor any Lender shall have any recourse against, nor shall there be any personal liability to, the members, shareholders, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any Borrower with respect to the obligations of any Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty, or Administrative Agent’s and each Lender’s right to exercise any rights or remedies against any collateral securing the Loan.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the day and year first hereinabove written.
ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
By:    /s/ Paul Kim
Paul Kim
Senior Vice President
Signature Page – Third Loan Modification and Extension Agreement

BORROWERS:
KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Third Loan Modification and Extension Agreement

KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Third Loan Modification and Extension Agreement

KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Third Loan Modification and Extension Agreement

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Third Loan Modification and Extension Agreement

KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Third Loan Modification and Extension Agreement

KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Third Loan Modification and Extension Agreement

GUARANTOR:
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Third Loan Modification and Extension Agreement

LENDER(S):
BANK OF AMERICA, N.A.,
a national banking association
By:    /s/ Paul Kim
Name:    Paul Kim
Title:    Senior Vice President
Signature Page – Third Loan Modification and Extension Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:    /s/ Cole P. Zehnder
Name:    Cole P. Zehnder
Title:    Director
Signature Page – Third Loan Modification and Extension Agreement

U.S. BANK, NATIONAL ASSOCIATION,
A national banking association
By:    /s/ Chris Coburn
Name:    Chris Coburn
Title:    Senior Vice President
Signature Page – Third Loan Modification and Extension Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Howard M. Guidry
Name:    Howard M. Guidry
Title:    Senior Vice President
Signature Page – Third Loan Modification and Extension Agreement

PNC BANK, NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Damon Smith
Name:    Damon Smith
Title:    Senior Vice President
Signature Page – Third Loan Modification and Extension Agreement

REGIONS BANK,
an Alabama banking corporation
By:    /s/ Mark A Mushinski
Name:    Mark A. Mushinski
Title:    Senior Vice President
Signature Page – Third Loan Modification and Extension Agreement

ZIONS BANCORPORATION, N.A.,
DBA CALIFORNIA BANK & TRUST
By:    /s/ Sean Reilly
Name:    Sean Reilly
Title:    Vice President
Signature Page – Third Loan Modification and Extension Agreement

U.S. Affiliate Information Sharing Notice
For individuals opening business accounts
Bank of America is made up of a number of financial services provider companies and non-financial companies, all working together to serve you. One of our most important goals is to make it easier for you to manage your money by offering you a wide selection of services. To further this goal, we may share information about your accounts with our affiliated companies to better meet your financial needs and manage our business and risks.
The individual information we may share within Bank of America is categorized in the following ways:
A.Personally identifiable information – Information that identifies you, such as name, address, email address, telephone number and Social Security number.
B.Application information – Information you provide to us on applications and through other means that will help us determine if you are eligible for products you request. Examples include personal assets, income and debt.
C.Transaction and experience information – Information about transactions and account activity, such as account balances, payment history and account usage, as well as information about our communications with you. Examples include your inquiries and our responses.
D.Consumer report information – Information from a consumer report. Examples include your personal credit score and credit history.
E.Information from outside sources – Information from outside sources regarding employment, credit and other relationships that will help us determine if you are eligible for products you request. Examples include employment history, loan balances, credit card balances, property insurance coverage and other verifications.
F.Other general information – Data from public records that is not assembled or used for the purpose of determining eligibility for a product or service.
As required by federal law, we also collect information and take actions necessary to verify your identification.
If you do not want us to share your individual information (application information, consumer report information and information from outside sources) among our affiliated companies, let us know by using one of the following methods:
1.Visit us online at bankofamerica.com/privacy.
2.Call us toll-free at 888.341.5000.
Please note that this request will apply to application information, consumer report information and information from outside sources only. Through the normal course of doing business, including servicing your accounts and better serving your financial needs, we will continue to share personally identifiable information, transaction and experience information, and other general information among our affiliated companies. You may have other privacy protections under state laws, such as those in Vermont and California. To the extent these state laws apply, we will comply with them in regard to our information practices.

© 2021 Bank of America Corporation | INS-07-21-0179.H                    00-36-
0450NSB (01/2022)
Federally Required Affiliate Marketing Notice
YOUR CHOICE TO LIMIT MARKETING
•The Bank of America companies listed in this document are providing this notice.
•Federal law gives you the right to limit some but not all marketing from all the Bank of America affiliated companies. Federal law also requires us to give you this notice to tell you about your choice to limit marketing from all the Bank of America affiliated companies.
•You may limit all the Bank of America affiliated companies, such as the banking, loan, credit card, insurance and securities companies, from marketing their products or services to you based upon your personal information that they receive from other Bank of America companies. This information includes your income, your account history and your credit score.
•Your choice to limit marketing offers from all the Bank of America affiliated companies will apply for at least 5 years from when you tell us your choice. Before your choice to limit marketing expires, you will receive a renewal notice that will allow you to continue to limit marketing offers from all the Bank of America affiliated companies for at least another 5 years.
•You may tell us your choice to limit marketing offers, and you may tell us the choices for other customers who are joint account holders with you.
•This limitation will not apply in certain circumstances, such as when you have an account or service relationship with the Bank of America company that is marketing to you.
•For individuals with business purpose accounts, this limitation will only apply to marketing to individuals and not marketing to a business.
To limit marketing offers, contact us at 888.341.5000.
Bank of America Companies:
This notice applies to all Bank of America U.S. legal entities that utilize the names:
Bank of America
Banc of America
U.S. Trust
Merrill
These entities include banks and trust companies; credit card companies; brokerage and investment companies; and insurance and securities companies. In addition, this notice applies to the following Bank of America U.S. companies:
Managed Account Advisors LLC
BAL Energy Holding, LLC
BAL Energy Management II, LLC
BAL Investment & Advisory, Inc.

© 2021 Bank of America Corporation | INS-07-21-0179.H            00-36-0454NSB
(01/2022)

3808824